UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2009

LIGAND PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California, 92037

(Address of principal executive offices) (Zip Code)

(858) 550-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

As previously announced, on August 23, 2009, Ligand Pharmaceuticals Incorporated (“Ligand”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Neurogen Corporation, a Delaware corporation (“Neurogen”) and Neon Signal, LLC, a direct wholly-owned subsidiary of Ligand (“Merger Sub”). Under the Merger Agreement, Ligand would acquire Neurogen pursuant to a reverse triangular merger, whereby Merger Sub would merge with and into Neurogen, with Neurogen as the surviving corporation (the “Merger”).

As previously announced, the Merger Agreement was amended on September 18, 2009 by an Amendment to Agreement and Plan of Merger to clarify the definition of the defined term “Target Net Cash Amount,” and on November 2, 2009 by an Amendment No. 2 to Agreement and Plan of Merger, amending the Merger Agreement by changing the defined term “Outside Date” to mean December 24, 2009.

On December 17, 2009, Ligand, Neurogen and Merger Sub entered into Amendment No. 3 to Agreement and Plan of Merger, amending the Merger Agreement by adding $600,000 cash as additional merger consideration for the Neurogen stockholders and by eliminating Neurogen’s right to terminate the Merger Agreement if the indicated aggregate value of the shares of Ligand common stock to be issued in the merger, after giving effect to the 4,200,000-share cap, would be less than the Adjusted Reference Amount. Amendment No. 3 also specified the Determination Date to be December 15, 2009 and changed the Outside Date to December 31, 2009.

Additional Information and Where to Find It

The SEC has declared effective Ligand’s Registration Statement on Form S-4, which includes a proxy statement of Neurogen and other materials relevant to the proposed merger and related transactions. The Registration Statement and related Neurogen proxy statement, and any other documents filed by Ligand or Neurogen with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Ligand by going to Ligand’s Investor Relations website page at www.ligand.com.

Item 9.01	Financial Statements and Exhibits

The following exhibits are attached to this Current Report on Form 8-K:

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 3 to Agreement and Plan of Merger, by and among Ligand Pharmaceuticals Incorporated, Neurogen Corporation, and Neon Signal, LLC, dated December 17, 2009

99.1	Press release, dated December 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: December 17, 2009	By:	/s/ CHARLES S. BERKMAN
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 3 to Agreement and Plan of Merger, by and among Ligand Pharmaceuticals Incorporated, Neurogen Corporation, and Neon Signal, LLC, dated December 17, 2009

99.1	Press release, dated December 17, 2009